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                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
                                   TO TENDER
             OUTSTANDING 9 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                           SOUTHERN FOODS GROUP, L.P.
                            SFG CAPITAL CORPORATION
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED __________, 1998

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  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
  CITY TIME, ON ____________, 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE ISSUERS.

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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                        By Registered or Certified Mail,
                         Overnight Courier or by Hand:

                   Chase Bank of Texas, National Association
                  c/o Texas Commerce Trust Company of New York
            Attn: Steve Horowitz, Corporate Trust Securities Window
                      North Building, Room 234, Window 20
                                55 Water Street
                            New York, New York 10041

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         IF YOU WISH TO EXCHANGE OUTSTANDING 9 7/8% SENIOR SUBORDINATED NOTES DUE 2007 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 9 7/8% SENIOR SUBORDINATED SERIES A NOTES DUE 2007 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                   DESCRIPTION OF TENDERED OUTSTANDING NOTES

==============================================================================================
                                                                               Aggregate
Name(s) and Address(es) of Registered Owner(s)           Certificate        Principal Amount
      (Please fill in, if blank)                          Number(s)             Tendered

                                                        --------------------------------------

                                                        --------------------------------------

                                                        --------------------------------------
                                                        Total Principal
                                                        Amount of Notes
                                                           Tendered
==============================================================================================

                          SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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LADIES AND GENTLEMEN:

         1. The undersigned hereby tenders to Southern Foods Group, L.P. and SFG Capital Corporation (collectively, the "Issuers"), the 9 7/8% Senior Subordinated Notes due 2007 (the "Outstanding Notes") described above pursuant to the Issuers' offer of $1,000 principal amount of 9 7/8% Senior Subordinated Series A Notes due 2007 (the "Exchange Notes") in exchange for each $1,000 principal amount of the Outstanding Notes, upon the terms and conditions contained in the Prospectus dated ____________, 1998 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

         2. The undersigned hereby represents and warrants that it has full authority to tender the Outstanding Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the tender of Outstanding Notes.

         3. The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Issuers as to the terms and conditions set forth in the Prospectus.

         4. By tendering in the Exchange Offer, the undersigned hereby represents and warrants that:

                 (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

                 (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such Exchange Notes;

                 (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes; and

                 (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.


         5. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it acknowledges that it (i) acquired the Outstanding Notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Issuers or any "affiliate" of the Issuers (within the meaning of Rule 405 of the Securities
Act) to distribute the Exchange Notes to be received in the Exchange Offer and
(iii) will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned may be deemed to be an "affiliate," as such term is defined under Rule 405 of the Securities Act, of the Issuers, the undersigned understands and acknowledges that the Exchange Notes may not be offered






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for resale, resold or otherwise transferred by the undersigned without registration under the Securities Act or an exemption therefrom.

         6. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         7. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the Exchange Notes in the name of the undersigned.

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                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instruction 3 below)

      To be completed ONLY IF the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

         Mail  [ ]   Issue  [ ]  (check appropriate boxes) certificates to:

Name:
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                                 (PLEASE PRINT)

Address:
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                              (INCLUDING ZIP CODE)
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                       SPECIAL BROKER-DEALER INSTRUCTIONS
                               (See Item 5 above)

      [ ]   Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
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           ---------------------------------------------------------------------


           ---------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
================================================================================




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================================================================================

                                   SIGNATURE

TO BE COMPLETED BY EXCHANGING HOLDERS. MUST BE SIGNED BY REGISTERED HOLDER EXACTLY AS NAME APPEARS ON OUTSTANDING NOTES. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 4 BELOW.

X
 -----------------------------------------------------------------------------

X
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         SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

Dated:
      ------------------------------------------------------------------------

Name(s):
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                             (PLEASE TYPE OR PRINT)

Capacity:
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Address:
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        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                            --------------------------------------------------

            SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3 BELOW)

        Certain Signatures Must be Guaranteed by an Eligible Institution


--------------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


--------------------------------------------------------------------------------
              (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                        (INCLUDING AREA CODE) OF FIRM)


--------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                (PRINTED NAME)

--------------------------------------------------------------------------------
                                   (TITLE)

Dated:
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              PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGE,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.





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                                  INSTRUCTIONS

        1. BOOK-ENTRY TRANSFER. Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf.

        The Issuers understand that the Exchange Agent will make a request promptly after the date of this Prospectus to establish an account with respect to the Outstanding Notes at The Depositary Trust Company ("DTC") for purposes of the Exchange Offer, and any financial institution that is a participant in DTC's system may make book-entry delivery of the Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for such transfer. Although delivery of the Outstanding Notes may be effected through book-entry transfer into the Exchange Agent's account at DTC, this Letter of Transmittal properly completed and duly executed with any required signature guarantees and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent at its address set forth above on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures; provided, however, that a participant in DTC's book-entry system may, in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge its receipt of, and agreement to be bound by, the terms of this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        2. PHYSICAL DELIVERY OF LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. The Outstanding Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

        THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. IF THE HOLDER IS NOT USING DTC'S ATOP, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE INSTEAD OF
DELIVERY BY MAIL.   IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE
DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUERS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

        3.       GUARANTEE OF SIGNATURES.   Unless the box titled "Special
Delivery Instructions" above has not been completed or the Outstanding Notes described above are tendered for the account of an Eligible Institution, signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").





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        4.       SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Outstanding Notes.

        If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

        5. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of the Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing the Exchange Notes or the Outstanding Notes for the principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         6. WITHDRAWAL. Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by following the procedures set forth in section of the Prospectus titled "The Exchange Offer -- Withdrawal of Tenders." Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described above for tendering Outstanding Notes under this Letter of Transmittal at any time prior to the Expiration Date.

         7. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book- entry transfer, prior to the Expiration Date, may effect a tender if they follow the guaranteed delivery procedures set forth in the section of the Prospectus titled "The Exchange Offer -- Guaranteed Delivery Procedures." Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to such guaranteed delivery procedures.

         8. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be resolved by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any or all Outstanding Notes not properly tendered or any Outstanding Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities, or conditions of tender as to





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particular Outstanding Notes.  The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification.
Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.





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